UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___)

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under Section 240.14a-12

AMERICAS TECHNOLOGY ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAS TECHNOLOGY ACQUISITION CORP.

16400 Dallas Pkwy # 305

Dallas, Texas 75248

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 14, 2022

TO THE STOCKHOLDERS OF AMERICAS TECHNOLOGY ACQUISITION CORP.:

You are cordially invited to attend the extraordinary general meeting, which we refer to as the “Special Meeting”, of shareholders of Americas Technology Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at 10:00 a.m. Eastern Time on June 14, 2022.

The Special Meeting will be a virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/atacspac/2022.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying Notice of Extraordinary General Meeting and proxy statement, which we refer to as the “Proxy Statement”, is dated May 23, 2022, and is first being mailed to shareholders of the Company on or about May 26, 2022. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•	a special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association, (the “charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (iii) redeem 100% of the Company’s ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on December 17, 2020, which we refer to as the “IPO”, from June 17, 2022 to December 17, 2022 or such earlier date as determined by the Board (the “Extension”), and such later date, the “Extended Date” (the “Extension Amendment Proposal”); and

•	an ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

No other business may be transacted at the Special Meeting.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination. While we are currently in discussions regarding various business combination opportunities, our board of directors (the “Board”) currently believes that there will not be sufficient time before June 17, 2022 to complete the business combination. Accordingly, the Board believes that in order to be able to consummate the business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company has to consummate a business combination to the Extended Date in order for our shareholders to have the opportunity to participate in our business combination.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding ordinary shares issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. ATAC Limited Partnership, a limited partnership formed under the laws of the state of Delaware (the “Sponsor”) owns 2,875,000 ordinary shares, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO and 4,905,000 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or June 10, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to us as a loan (i) the lesser of (a) an aggregate of $500,000.00 or (b) $0.10 for each public share that is not redeemed in connection with the Special Meeting plus (ii) the lesser of (a) as aggregate of $166,666.67 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on September 17, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. If more than 5,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until September 17, 2022 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.04 per share, with the aggregate maximum contribution to the trust being $500,000. However, if 6,500,000 public shares are redeemed and 5,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 17th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.38 per share if all of our public shares remain outstanding after redemptions, or approximately $10.50 per share if 6,500,000 public shares are redeemed and 5,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.30 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises the Company that it does not intend to make the contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and, unless the Company can complete a business combination by June 17, 2022, we will dissolve and liquidate in accordance with the second amended and restated memorandum and articles of association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.30 at the time of the Special Meeting. The closing price of the Company’s ordinary shares on May 20, 2022 was $10.27. The Company cannot assure shareholders that they will be able to sell their ordinary shares of the Company in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the business combination by June 17, 2022, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

Our Board has fixed the close of business on May 19, 2022 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

May 20, 2022	By Order of the Board of Directors
/s/ Jorge Marcos
Jorge Marcos
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 14, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/atacspac/2022.

AMERICAS TECHNOLOGY ACQUISITION CORP.

16400 Dallas Pkwy # 305

Dallas, Texas 75248

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON June 14, 2022

PROXY STATEMENT

The extraordinary general meeting, which we refer to as the “Special Meeting”, of shareholders of Americas Technology Acquisition Corp., which we refer to as the “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m. Eastern Time on June 14, 2022. You will be able to attend virtually to vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/atacspac/2022. For the purposes of Cayman Islands law and the Amended and Restated Articles of Association of the Company, the Special Meeting may also be attended in person at the office of 16400 Dallas Pkwy #305, Dallas, Texas 75248. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•	a special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association, (the “charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (iii) redeem 100% of the Company’s ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on December 17, 2020, which we refer to as the “IPO”, from June 17, 2022 to December 17, 2022 or such earlier date as determined by the Board (the “Extension”), and such later date, the “Extended Date” (the “Extension Amendment Proposal”); and

•	an ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

No other business may be transacted at the Special Meeting.

The Extension Amendment Proposal is required for the implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the business combination.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The Sponsor owns 2,875,000 shares of our ordinary shares, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO and 4,905,000 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or June 10, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to us as a loan (i) the lesser of (a) an aggregate of $500,000.00 or (b) $0.10 for each public share that is not redeemed in connection with the Special Meeting plus (ii) the lesser of (a) as aggregate of $166,666.67 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on September 17, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. If more than 5,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until September 17, 2022 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.04 per share, with the aggregate maximum contribution to the trust being $500,000. However, if 6,500,000 public shares are redeemed and 5,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 17th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.38 per share if all of our public shares remain outstanding after redemptions, or approximately $10.50 per share if 6,500,000 public shares are redeemed and 5,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.30 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises the Company that it does not intend to make the contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and, unless the Company can complete a business combination by June 17, 2022, we will dissolve and liquidate in accordance with the second amended and restated memorandum and articles of association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete the business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the business combination by June 17, 2022, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers or directors will not receive any monies held in the Trust Account as a result of their ownership of 2,875,000 Founder Shares, which were issued to the Sponsor prior to our IPO, and 4,905,000 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.30. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.30, plus interest, due to unforeseen claims of creditors.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated December 17, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on May 19, 2022 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 14,500,000 ordinary shares outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $27,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

This Proxy Statement is dated May 23, 2022 and is first being mailed to shareholders on or about May 26, 2022.

May 23, 2022	By Order of the Board of Directors
/s/ Jorge Marcos
Jorge Marcos
Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?

On December 17, 2020, we consummated our IPO of 11,500,000 units. Each unit consists of one ordinary share of the Company, par value $0.0001 per share and one-half of one warrant of the Company, with each whole warrant entitling the holder thereof to purchase one ordinary share for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $115,000,000. Simultaneously with the closing of the IPO, we completed the private sale of an aggregate of 5,450,000 private warrants, including 4,905,000 private warrants to our Sponsors and 545,000 private warrants to EarlyBirdCapital, Inc., at a purchase price of $1.00 per private warrant, generating gross proceeds of $5,450,000. A total of $116,150,000 of the proceeds from the IPO and the sale of the private warrants, was placed in the Trust Account maintained by Continental acting as trustee.

The amount in the Trust Account was initially $10.10 per public share, but was increased to $10.30 per public share in connection with the prior extensions of the termination date from December 17, 2021 to June 17, 2022. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, June 17, 2022). Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete the business combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the business combination.

What is being voted on?	You are being asked to vote on:

• A special resolution to amend our charter to extend the date by which we have to consummate a business combination from June 17, 2022 to December 17, 2022 or such earlier date as determined by the Board; and

• An ordinary resolution to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we have not consummated the business combination by June 17, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Why is the Company proposing the Extension Amendment Proposal?	Our charter provides for the return of our IPO proceeds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination consummated on or before June 17, 2022, after extensions. As explained below, we will not be able to complete the business combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the business combination. There is no assurance that the Company will be able to consummate the business combination, given all the actions that must occur prior to June 17, 2022.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider the business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from June 17, 2022 to December 17, 2022.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?	Our Board believes shareholders should have an opportunity to evaluate the business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our ordinary shares included as part of the units sold in our IPO from June 17, 2022 to December 17, 2022 or such earlier date as determined by the Board. The Extension would give the Company the opportunity to complete the business combination.

Our charter provides that if our shareholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before June 17, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?	If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to us as a loan (i) the lesser of (a) an aggregate of $500,000.00 or (b) $0.10 for each public share that is not redeemed in connection with the Special Meeting plus (ii) the lesser of (a) as aggregate of $166,666.67 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on September 17, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. If more than 5,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until September 17, 2022 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.04 per share, with the aggregate maximum contribution to the trust being $500,000. However, if 6,500,000 public shares are redeemed and 5,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 17th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.38 per share if all of our public shares remain outstanding after redemptions, or approximately $10.50 per share if 6,500,000 public shares are redeemed and 5,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.30 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises the Company that it does not intend to make the contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and, unless the Company can complete a business combination by June 17, 2022, we will dissolve and liquidate in accordance with the second amended and restated memorandum and articles of association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

When would the Board abandon the Extension Amendment Proposal?	Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. In addition, notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

How do the Company insiders intend to vote their shares?	All of our directors, executive officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, the Sponsor and our officers and directors own approximately 20.00% of our issued and outstanding ordinary shares, including 2,875,000 Founder Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

What vote is required to adopt the proposals?	The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.

What happens if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated a business combination by June 17, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares included in the public units, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal is approved, what happens next?	We are seeking the Extension Amendment to provide us time to complete the business combination. Our seeking to complete the business combination will involve:

• negotiating and executing a definitive agreement and related agreements;

• completing proxy materials;

• establishing a meeting date and record date for considering the business combination, and distributing proxy materials to shareholders; and

• holding a Special Meeting to consider the business combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to June 17, 2022. If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of the business combination. If shareholders approve the business combination, we expect to consummate the business combination as soon as possible following such shareholder approval.

Upon approval of the Extension Amendment Proposal by the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company, we will file the proposed amendment to the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, ordinary shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by the Sponsor as a result of its ownership of the Founder Shares.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

What happens to the Company warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we have not consummated the business combination by June 17, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares included in the public units, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided that we have an effective registration statement under the Securities Act covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the business combination?	Unless you elect to redeem your public shares at this time, you will be able to vote on the business combination when it is submitted to shareholders if you are a shareholder on the record date for a meeting to seek shareholder approval of the business combination. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of the business combination in connection with the shareholder vote to approve the business combination, subject to any limitations set forth in our charter.

How do I attend the Special Meeting?	You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

How do I change or revoke my vote?	You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Special Meeting and voting online if you are a shareholder of record. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 16500, Dallas Pkwy #305, Dallas, TX 75248 a written notice of revocation prior to the Special Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?	You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension Amendment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

If my shares are held in “street name,” will my broker automatically vote them for me?	If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension Amendment Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

What is a quorum requirement?	A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our ordinary shares on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Proposals. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 7,250,001 ordinary shares of our company would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our ordinary shares at the close of business on May 19, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 14,500,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 2,875,000 Founder Shares (purchased for $25,000) and 4,905,000 Private Placement Warrants (purchased for $4,905,000), which would expire worthless if a business combination is not consummated, and (ii) promissory notes in the aggregate principal amount of $2,300,000 issued in connection with working capital loans made by the Sponsor in connection with prior extensions of the termination date from November 17, 2021 to June 17, 2022. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for dissenters’ appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the Special Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our ordinary shares, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my ordinary shares?	If the Extension is implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on June 10, 2022 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $27,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 (toll free) or by email at ATA.info@investor.morrowsodali.com.

You may also contact us at: Americas Technology Acquisition Corp. 16400 Dallas Pkwy # 305 Dallas, Texas 75248 E-mail: info@atacspac.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Our ability to enter into a definitive agreement and related agreements;

•	our ability to complete the business combination;

•	the anticipated benefits of the business combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the trust account; and

•	the competitive environment in which our successor will operate following the business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus dated December 14, 2020, as filed with the SEC on December 16, 2020 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

BACKGROUND

We are a Cayman Islands exempted company structured as a blank check company for the purpose of effecting a business combination. To date, our efforts have been limited to organizational activities and activities related to our IPO, and following the IPO, the search for a target for business combination.

There are currently 14,500,000 of our ordinary shares issued and outstanding. In addition, we issued warrants to purchase 5,750,000 ordinary shares as part of our IPO and warrants to purchase 5,450,000 ordinary shares as part of the private placement that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one ordinary share at an exercise price of $11.50 per half share, to be exercised only for a whole number of ordinary shares. The warrants will become exercisable 30 days after the completion of our business combination and expire five years after the completion of our business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, upon a minimum of 30 days’ prior written notice of redemption, if the last sales price of our ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period commencing on the date the warrants become exercisable and ending three business days before we send the notice of redemption and if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption . The private placement warrants, however, are non-redeemable so long as they are held by their initial purchasers or their permitted transferees.

A total of $116,150,000 of the proceeds from the IPO and the sale of the private warrants, was placed in the Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Pursuant to the terms of our Amended and Restated Memorandum and Articles of Association and the Trust Agreement entered into between us and Continental, the time available for us to consummate our business combination may be extended if our Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, deposit into the Trust Account $1,150,000 ($0.10 per share in either case), on or prior to the date of the applicable deadline, for each of the available three month extensions providing a total possible business combination period of 18 months at a total payment value of $2,300,000 if the underwriters’ over-allotment option is exercised in full. Any such payments would be made in the form of non-interest bearing loans. On December 13, 2021, we issued an unsecured promissory note in an amount of $1,150,000 the Sponsor, representing $0.10 per public share, which enabled us to extend the period of time we have to consummate our initial business combination by three months from March 17, 2022 to June 17, 2022. The sum of $1,150,000 was reflected in the Trust Account in January 2022. On March 11, 2022, an aggregate of $1,150,000 was deposited by our Sponsor to the Trust Account, representing $0.10 per public share, which enabled us to extend the period of time we have to consummate our business combination by three months from March 17, 2022 to June 17, 2022. In connection with this payment, we issued an unsecured promissory note to the Sponsor having a principal amount equal to the amount the Sponsor deposited into our Trust Account. In connection with this payment, if our business combination is not consummated by June 17, 2022, then our existence will terminate, and we will distribute all amounts in the Trust Account.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete our business combination.

If the Extension Amendment Proposal is not approved and we have not consummated the business combination by June 17, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares included in the public units, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Amended and Restated Memorandum and Articles of Association provides that the Company has until June 17, 2022 to complete a business combination after the extensions. The purpose of the Extension Amendment is to allow the Company more time to complete its business combination.

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company will be required to approve the Extension Amendment Proposal. Additionally, the Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that the business combination would be in the best interests of our shareholders, and because we may not be able to conclude the business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond the termination date to the Extended Date. We intend to hold the business combination Special Meeting prior to the Extended Date in order to seek shareholder approval of the proposed business combination.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the business combination by June 17, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares included in the public units, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust fund not previously released to the Company to pay its tax obligations and less dissolution expenses (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto and we will remain a reporting company under the Exchange Act and our public units, public shares and warrants will remain publicly traded. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, our Sponsor, or its designees, has agreed to contribute to us as a loan (i) the lesser of (a) an aggregate of $500,000.00 or (b) $0.10 for each public share that is not redeemed in connection with the Special Meeting plus (ii) the lesser of (a) as aggregate of $166,666.67 or (b) $0.033 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on September 17, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. If more than 5,000,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we take until September 17, 2022 to complete a business combination and no public shares are redeemed and all of our public shares remain outstanding in connection with the Extension, our Sponsor or its designees would make aggregate maximum contributions of approximately $0.04 per share, with the aggregate maximum contribution to the trust being $500,000. However, if 6,500,000 public shares are redeemed and 5,000,000 of our public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be approximately $0.10 per share. Assuming the Extension Proposal is approved, the initial contribution will be deposited in the Trust Account promptly following the Special Meeting. Each additional contribution will be deposited in the Trust Account on or before the 17th day of such calendar month. Accordingly, if the Extension Proposal is approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.38 per share if all of our public shares remain outstanding after redemptions, or approximately $10.50 per share if 6,500,000 public shares are redeemed and 5,000,000 public shares remain outstanding, in comparison to the current redemption amount of $10.30 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposal is not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of an initial business combination. If our Sponsor or its designees advises the Company that it does not intend to make the contributions, then the Extension Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and, unless the Company can complete a business combination by June 17, 2022, we will dissolve and liquidate in accordance with the second amended and restated memorandum and articles of association. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on June 10, 2022 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on June 10, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on June 10, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.30 at the time of the Special Meeting. The closing price of the Company’s ordinary shares on May 20, 2022 was $10.27.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on June 10, 2022 (two business days before the Special Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•	certain U.S. expatriates;

•	traders in securities that elect mark-to-market treatment;

•	S corporations;

•	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•	financial institutions;

•	mutual funds;

•	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•	insurance companies;

•	broker-dealers;

•	regulated investment companies (or RICs);

•	real estate investment trusts (or REITs);

•	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons subject to the alternative minimum tax provisions of the Code;

•	tax-exempt organizations;

•	persons subject to applicable financial statement accounting rules under Section 451(b) of the Code;

•	persons that actually or constructively own 5 percent or more of the Company’s shares; and

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF GLOBAL SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•	a citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s shareholders will be held at 10:00 a.m. Eastern Time on June 14, 2022. You will be able to attend virtually to vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/atacspac/2022. The meeting will be held virtually over the internet by means of a live audio webcast. For the purposes of Cayman Islands law and the Amended and Restated Articles of Association of the Company, the Special Meeting may also be attended in person at the offices of Americas Technology Acquisition Corp. Only shareholders who own ordinary shares as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/atacspac/2022, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent at least five business days prior to the meeting date.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s ordinary shares at the close of business on May 19, 2022, the record date for the Special Meeting. You will have one vote per proposal for each ordinary share of the Company you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required.    Approval of the Extension Amendment Proposal will require a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company, including the Founder Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 14,500,000 ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Special Meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s ordinary shares. You may contact Morrow Sodali at (800) 662-5200 (toll free) or by email at ATA.info@investor.morrowsodali.com.

Required Vote

A special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the business combination has not been consummated, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Cayman Islands law to provide for claims of creditors and other requirements of applicable law. Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our business combination. Therefore, our Board will abandon and not implement such the Extension Amendment unless our shareholders approve the Extension Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares, representing approximately 20.00% of the Company’s issued and outstanding ordinary shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	the fact that the Sponsor holds 2,875,000 Founder Shares and 4,905,000 Private Placement Warrants, which would expire worthless if a business combination is not consummated;

•	the fact that the Sponsor holds promissory notes in the principal amount of $2,300,000 outstanding as of March 31, 2022;

•	the fact that, unless the Company consummates the business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company ($9,000 of such expenses were incurred that had not been reimbursed as of March 31, 2022) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until June 17, 2022 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.

Our charter states that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before June 17, 2022, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. Because we continue to believe that a business combination would be in the best interests of our shareholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond June 17, 2022 to the Extended Date.

The Company is not asking you to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Full Text of the Resolution

“RESOLVED, as a special resolution, that the Second Amended and Restated Memorandum and Articles of Association of Americas Technology Acquisition Corp., in the form attached to the proxy statement as Annex A and incorporated by reference therein, to be adopted immediately by the deletion in their entirety of the Amended and Restated Memorandum and Articles of Association of the Company and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

THE ADJOURNMENT PROPOSAL

Overview

In the event that the number of ordinary shares present in person online or represented by proxy at the Special Meeting and voting “FOR” the Extension Amendment Proposal are insufficient to approve the Extension the Company may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the other Proposal discussed in this Proxy Statement. In no event will our Board adjourn the Special Meeting beyond June 17, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares of the Company, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our executive officers and directors that beneficially owns ordinary shares; and

•	all our officers and directors as a group.

As of the record date, there were 14,500,000 ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary shares
ATAC Limited Partnership (our Sponsor)(2)	2,875,000	20%
Lisa Harris	—	—
Jorge Marcos	—	—
Juan Pablo Visoso	—	—
Alberto Pontonio
Maurizio Angelone	—	—
Antonio Garza	—	—
All directors and executive officers as a group (6 individuals)(2)	2,875,000	20%
Other 5% Shareholders
Shaolin Capital Management LLC (3)	979,314	6.8%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 16400 Dallas Pkwy #305, Dallas, TX 75248.
(2)	ATAC Holdings LLC is the general partner of our Sponsor. ATAC Holdings LLC is controlled by Matthew Mathison, Joseph Drysdale and Jeffrey Brownlow, each of whom is a Managing Partner of Fifth Partners. Consequently, such persons may be deemed the beneficial owner of the shares held by our Sponsor and have voting and dispositive control over such securities. Such persons disclaim beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly. Each of our officers and directors and certain of our strategic advisors are members of our Sponsor.
(3)	According to Schedule 13G filed on February 11, 2022, Shaolin Capital Management LLC acquired 979,314 Ordinary Shares. The business address for the reporting person is 7610 NE 4th Court, Suite 104 Miami FL 33138.

The table above does not include the ordinary shares underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2022 annual general meeting will be held no later than December 31, 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2022 annual general meeting, it must have submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Amended and Restated Memorandum and Articles of Association. Assuming the meeting is held on December 31, 2022, such proposals must have been received by us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

If the Extension Amendment Proposal is not approved, there will be no annual general meeting in 2022.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	If the shares are registered in the name of the shareholder, the shareholder should contact us at http://www.atacspac.com to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Toll Free: (800) 662-5200

Collect: (203) 658-9400

You may also obtain these documents by requesting them via e-mail from the Company at info@atacspac.com.

If you are a shareholder of the Company and would like to request documents, please do so by June 3, 2022, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OFAMERICAS TECHNOLOGY ACQUISITION CORP.

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 48.7 in its entirety and the insertion of the following language in its place:

48.7  In the event that the Company does not consummate a business combination on or before December 17, 2022 (the “Deadline Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and dissolution expenses), divided by the number of then public shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

Annex A-1

AMERICAS TECHNOLOGY ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETINGOF SHAREHOLDERS

The undersigned hereby appoints Jorge Marcos and Juan Pablo Visoso (each, a “Proxy”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote at the extraordinary general meeting of Americas Technology Acquisition Corp. (the “Company”) to be held on June 14, 2022 at 10:00 a.m., Eastern Time solely over the Internet by means of a live audio webcast at https://www.cstproxy.com/atacspac/2022, and at any adjournments and/or postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Extraordinary General Meeting of Shareholders to be held on June 14, 2022:

This notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/atacspac/2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2.				Please mark ☒ votes as indicated in this example
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

To amend, by way of special resolution, the amended and restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination from June 17, 2022 to December 17, 2022 or such earlier date as determined by the board of directors.	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

To instruct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.	☐	☐	☐

Date: _________________, 2022

Signature

Signature (if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have the same effect as a vote against proposals 1 and 2. The shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.